NuShares Short-Term REIT ETF

Summary Prospectus   |   April 28, 2017

Ticker: NURE Listing Exchange: BATS Exchange, Inc.

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.nuveen.com/etf. You can also get this information at no cost by calling (888) 290-9881. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated April 28, 2017, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective

NuShares Short-Term REIT ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Dow Jones U.S. Select Short-Term REIT Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.35%
*	Other Expenses are estimated for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$36
3 Years	$113

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period from the Fund’s commencement of operations on December 20, 2016 through the Fund’s fiscal year end on December 31, 2016, the Fund’s portfolio turnover rate was 0% of the average value of the portfolio.

Principal Investment Strategies

The Fund seeks to track the investment results of the Index, which is comprised of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. The Index is a subset of the Dow Jones U.S. Select REIT Index (the “Base Index”), which generally includes equity REITs traded on a national securities exchange in the United States that derive at least 75% of their total revenue from the ownership and operation of real estate assets and that have a minimum total market capitalization of

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$200 million at the time of their inclusion. The Index selects REITs from the Base Index that are classified as concentrating their holdings in apartment buildings, hotels, self-storage facilities or manufactured home properties, as REITs investing in these sectors typically have shorter lease durations than REITs investing in other sectors. Index holdings are weighted by float-adjusted market capitalization, provided that no single REIT can comprise more than 5% of the Index as of any rebalance date. “Float-adjusted” means that the share amounts used in calculating the Index reflect only shares available to investors, with shares held by control groups, public companies and government agencies excluded.

The Index is rebalanced quarterly after the close of the third Friday in March, June, September and December. The Index and the Base Index exclude mortgage REITs, hybrid REITs, certain other types of REITs (e.g., timber and net-lease REITs), real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, and companies that have more than 25% of their assets in direct mortgage investments. As of March 31, 2017, the Index was comprised of 38 REITs.

The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the REITs that make up the Index, holding each REIT in approximately the same proportion as its weighting in the Index. The Fund rebalances its holdings quarterly in response to the quarterly Index rebalances. The Fund may sell REITs that are represented in the Index in anticipation of their removal from the Index, or buy REITs that are not yet represented in the index in anticipation of their addition to the Index.

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in REITs. The Index concentrates (i.e., holds 25% or more of its total assets) in the securities of the real estate industry, and the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Concentration Risk—The Fund’s assets will generally be concentrated in the securities of issuers in the real estate sector, and, accordingly, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry.

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. The risk of rising interest rates may be greater currently than would normally be the case due to the current period of historically low rates and anticipated changes in government fiscal policy initiatives. Because the market price of REITs may change based upon investors’ collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

Investment Style Risk—The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case

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transactions may occur at wider bid/ask spreads. Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage).

Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Real Estate Investment Risk—Due to the composition of the Index, the Fund concentrates its investments in real estate companies and companies related to the real estate sector. As such, the Fund is subject to risks associated with the direct ownership of real estate, and an investment in the Fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates. The real estate sector is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Real estate values have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

REITs Risk—In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in real estate values, rents, property taxes and interest rates. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law, or changes to federal tax law or regulations governing REITs, may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. Many REITs utilize leverage (and some may be highly leveraged), which increases investment risk and could potentially magnify the Fund’s losses.

Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Smaller Company Risk—Even larger REITs may be small- to medium-sized companies in relation to the equity markets as a whole. Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of, for example, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, but the Index does not.

Fund Performance

The Fund does not have performance history for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance.

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Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Teachers Advisors, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Philip James (Jim) Campagna, CFA	Managing Director	December, 2016
Lei Liao, CFA	Managing Director	December, 2016

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund, commonly referred to as an “ETF.” Shares of the Fund are listed on a national securities exchange and can only be bought and sold through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”).

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain institutional investors (typically market makers or other broker-dealers) may purchase or redeem Creation Units. The Fund generally issues and redeems Creation Units in exchange for a designated portfolio of securities and/or cash that the Fund specifies each day.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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NPM-NURE-0417P